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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements (File No. 333-53083, File No. 333-60135 and File
No. 333-80931).


/s/ Arthur Andersen LLP

Baltimore, Maryland,
March 30, 2000